UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2022
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Condition
On August 9, 2022, Creative Media & Community Trust Corporation (the “Company”) issued a press release announcing its financial results for the period ended June 30, 2022. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 2.02 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective August 10, 2022, Barry Berlin, 62, an Executive Vice President of the Company and the Chief Executive Officer and Chairman of the Board of the Company’s lending division, will assume the additional roles of Chief Financial Officer and Secretary of the Company. Nathan DeBacker, the prior Chief Financial Officer and Secretary of the Company, will focus on other responsibilities within CIM Group, the manager of the Company (including continuing as the Chief Financial officer of CIM Real Estate Finance Trust, Inc., a public non-listed REIT operated by an affiliate of CIM Group).
Mr. Berlin has been the Executive Vice President of the Company since October 2008 and was Chief Financial Officer of the Company’s predecessor from June 1993 to March 2014. He has been Chief Financial Officer of the Company’s wholly-owned subsidiary lending business since 1992 and has been the Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In addition, Mr. Berlin has served in various finance and accounting roles within CIM Group and its affiliates since 2017 and is currently a Managing Director of CIM Group, Chief Financial Officer of CIM Real Assets & Credit Fund, a closed-ended interval fund advised by an affiliate of CIM Group that is registered as an investment company under the Investment Company Act of 1940, as amended, and Chief Financial Officer of CIM Capital, LLC, the Company’s operator and an investment adviser registered with the Securities & Exchange Commission. Mr. Berlin earned a Bachelor of Science degree in Accounting from the University of Florida and is a certified public accountant. Mr. Berlin began his career in public accounting.
Mr. Berlin has no family relationship with any of the Company’s directors or executive officers. There is no arrangement or understanding between Mr. Berlin and any other person pursuant to which Mr. Berlin was appointed as Chief Financial Officer. Mr. Berlin has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. Mr. Berlin’s current employment agreement with the Company will remain unchanged.
Item 7.01. Regulation FD Disclosure
A copy of the Company’s Q2 2022 Investor Presentation is attached to this Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted a copy of the presentation on its Shareholder Relations page at www.creativemediacommunity.com.
The information in this Item 7.01 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated August 9, 2022, regarding the Company's financial results for the quarter ended June 30, 2022.
99.2	Investor Presentation Q2 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: August 9, 2022	By:	/s/ David Thompson David Thompson Chief Executive Officer